UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 8, 2016.

MARVELL TECHNOLOGY GROUP LTD.

Meeting Information

Meeting Type: Annual General Meeting

For holders as of: September 12, 2016

Date: November 8, 2016 Time: 4:00 p.m., PT

Location: Offices of Marvell Semiconductor, Inc.

5488 Marvell Lane

Santa Clara, California 95054

MARVELL TECHNOLOGY GROUP LTD. CANON’S COURT

22 VICTORIA STREET

HAMILTON HM 12 BERMUDA

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You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K SHAREHOLDER LETTER

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 25, 2016 to facilitate timely delivery.

How To Vote or Submit Your Proxy

Please Choose One of the Following Voting Methods to Vote or Submit Your Proxy Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Submit Your Proxy By Internet: To submit your proxy now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Submit Your Proxy By Mail: You can submit your proxy by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

AT THE ANNUAL GENERAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5, 6, 7, 8, 9 AND 10.

Annual General Meeting

1. The election of ten (10) directors, who will hold office for a one-year term until the 2017 annual general meeting of shareholders;

Nominees:

1a. Peter A. Feld

1b. Juergen Gromer, Ph.D. 1c. Richard S. Hill 1d. John G. Kassakian, Sc.D. 1e. Oleg Khaykin 1f. Arturo Krueger 1g. Matthew J. Murphy 1h. Michael Strachan 1i. Robert E. Switz 1j. Randhir Thakur, Ph.D.

2. An advisory (non-binding) vote to approve compensation of our named executive officers;

3. The appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 28, 2017;

4. A proposal to amend the Company’s Third Amended and Restated Bye-Laws (the “Existing Bye-Laws”) to implement proxy access;

5. A proposal to amend the Company’s Existing Bye-Laws to amend procedures for advance notice of director nominations and other proposals at general meetings of shareholders;

6. A proposal to amend the Company’s Existing Bye-Laws to allow a majority vote of shareholders to amend the Company’s Bye-Laws in all instances;

7. A proposal to amend the Company’s Existing Bye-Laws to allow a majority vote of shareholders to approve a business combination;

8. A proposal to amend the Company’s Existing Bye-Laws to expressly permit our board of directors to adopt a shareholder rights plan with a term of less than 12 months or that is submitted for a vote of the shareholders not more then 12 months following adoption of the plan.

9. A proposal to amend the Company’s Existing Bye-Laws to allow shareholders to remove a director with or without cause upon a majority vote and eliminate the limit on the number of directors that can be removed at one time; and 10. A proposal to amend the Company’s Existing Bye-Laws to provide for plurality voting in a contested election of directors.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual General Meeting.

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